Exhibit 10.1

ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT (the “Agreement”) is entered into as of August 17, 2021 (the “Effective Date”), by and between Aerpio Pharmaceuticals, Inc., a Delaware corporation on behalf of itself and its wholly-owned subsidiaries (“Seller”), and EyePoint Pharmaceuticals, Inc., a Delaware corporation (“Purchaser”).

RECITALS

WHEREAS, Seller desires to sell, assign, transfer, convey and deliver to Purchaser, and Purchaser desires to purchase, acquire and accept from Seller, the Transfer Assets (as defined below), upon the terms and subject to the conditions hereinafter set forth.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

1. Sale of Transfer Assets. Upon the terms and subject to the conditions of this Agreement, in consideration of and in exchange for the consideration set forth in Sections 3, Seller agrees, on the Closing Date (as defined below), to sell, transfer, assign and convey to Purchaser, and Purchaser hereby agrees to purchase, acquire and accept from Seller, all of Seller’s right, title and interest in and to the Transfer Assets (as defined below) “as is”, “where is”, and without recourse (except as expressly set forth in this Agreement), and (except as set forth in Section 8 below) without representations or warranties of any kind, express or implied, including, without limitation, any warranties as to quiet enjoyment, merchantability, value, useful life, fitness for intended use, or similar representations and warranties. On the Closing Date, Seller and Purchaser shall execute and deliver to each other a Bill of Sale, substantially in the form attached hereto as Exhibit A, and a Patent Assignment, substantially in the form attached hereto as Exhibit D. For purposes of this Agreement, “Transfer Assets” shall mean the following:

(a) the patents and patent applications listed on Exhibit B attached hereto (the “Patents”).

2. Excluded Assets. Notwithstanding anything to the contrary in this Agreement, the Transfer Assets shall not include any of the Excluded Assets and the Excluded Assets shall not be transferred to Purchaser, but shall be retained by Seller. For purposes of this Agreement, “Excluded Assets” shall include all assets of Seller not expressly listed as “Transfer Assets”, including without limitation the following items:

(a) all cash, cash equivalents and uncashed checks held or received by Seller prior to the Closing Date;

(b) any right that Seller has with respect to tax refunds, claims for tax refunds and tax attributes arising prior to the Closing Date;

(c) except as otherwise expressly set forth herein, all books and records of the Seller;

(d) the rights or obligations granted to the Seller under this Agreement;

(e) any rights or claims under any insurance policies of the Seller; and

(f) any claims or causes of action arising from or relating to the Seller’s use, ownership or operation of the Transfer Assets prior to the Closing, other than claims for infringement or misappropriation of the Patents and other intellectual property rights included in the Transfer Assets.

3. Consideration. As consideration for the sale, transfer, assignment and conveyance to Purchaser of the Transfer Assets on the Closing Date, Purchaser shall, within one business day following the Effective Date, pay Seller a one-time, non-refundable (except as provided in Section 14(n)), non-creditable payment of Four Hundred Fifty Thousand Dollars ($450,000) (the “Purchase Amount”). Upon Seller’s receipt of the Purchase Amount, the Purchase Amount shall be held in escrow pursuant to the terms of the Joint Escrow Instructions attached to this Agreement as Exhibit E. On the Effective Date, Purchaser and Seller shall execute and deliver to the individual designated as the escrow agent in the Joint Escrow Instructions or person’s designee (the “Escrow Agent”) the Joint Escrow Instructions, which will be held and used by the Escrow Agent pursuant to the terms of the Joint Escrow Instructions. For the avoidance of doubt, the Joint Escrow Instructions provide that the Purchaser and Seller shall instruct the Escrow Agent to release the Purchase Amount to Seller following the satisfaction or waiver of the conditions precedent set forth in Sections 6 and 7.

4. Obligations Assumed.

(a) Liabilities. Purchaser agrees, upon consummation of, and effective as of, the Closing, to assume all liabilities, obligations and commitments of Seller of any nature whatsoever under or related the Transfer Assets, other than liabilities arising out of or relating to conduct accruing prior to the Closing Date (collectively, the “Assumed Liabilities”).

(b) Liabilities and Obligations Not Assumed. Except for the Assumed Liabilities, Purchaser shall not assume or become obligated in any way to pay any liabilities, debts or obligations of Seller whatsoever, including but not limited to any liabilities or obligations now or hereafter arising from Seller’s business activities that took place prior to the Closing or any liabilities arising out of or connected to any action or inaction of Seller in connection with the liquidation and winding down of Seller’s business. All liabilities, debts and obligations of Seller not expressly assumed by Purchaser hereunder as Assumed Liabilities are hereinafter referred to as the “Excluded Liabilities.”

2

(c) No Obligations to Third Parties. The execution and delivery of this Agreement shall not be deemed to confer any rights upon any person or entity other than the parties hereto, or make any person or entity a third party beneficiary of this Agreement, or to obligate either party to any person or entity other than the parties to this Agreement. Assumption by Purchaser of any liabilities or obligations of Seller under Section 4(a) shall in no way expand the rights or remedies of third parties against Purchaser as compared to the rights and remedies such parties would have against Seller if the Closing were not consummated.

5. Closing. The closing of the purchase and sale of the Transfer Assets (the “Closing”) shall occur promptly following the satisfaction or waiver of the conditions precedent set forth in Sections 6 and 7 below at such time and place as Seller and Purchaser mutually agree, orally or in writing, and may be effected by the email or facsimile exchange of closing deliverables hereunder (or in such other manner, as the parties shall mutually agree in writing). The date on which the Closing is consummated is referred to herein as the “Closing Date.” Assets meeting the definition of Transfer Assets delivered to Purchaser by or on behalf of Seller either on or after the Closing Date shall be deemed to be Transfer Assets for all purposes of this Agreement.

(a) With respect to the materials listed on Exhibit C attached hereto (the “Materials”), each of Seller and Purchaser shall use commercially reasonable efforts (A) to endeavor to obtain the consents, approvals, clearances, ratifications, permissions, authorizations or waivers from any third parties that control the Materials to cause Purchaser to take title or assume (as applicable) the Materials as of and subject to the Closing (provided that neither Seller nor Purchaser shall be required to expend money, commence, defend or participate in any litigation or offer or grant any accommodation (financial or otherwise) to any such third party), and (B) to cooperate, upon written request of Purchaser, in endeavoring to obtain for Purchaser, at no cost to Seller, an arrangement to provide to the Purchaser, in compliance with law, substantially comparable interests in the Materials as held by Seller immediately prior to the closing. For avoidance of doubt, Seller shall be deemed to have satisfied its obligations under the preceding sentence if, on or before the Closing Date:

i. With respect to the Materials under the heading “Singota Materials,” Seller shall have delivered a Letter of Assignment, in the form previously delivered to Purchaser and signed by the Seller, to the possessor of such Materials.

ii. With respect to the Materials under the heading “Aroz Technologies Materials,” Seller shall have delivered a Letter of Assignment, in the form previously delivered to Purchaser and signed by the Seller, to the possessor of such Materials.

iii. With respect to the Materials under the heading “Charles River Materials,” Seller shall have delivered a Letter of Assignment, in the form previously delivered to Purchaser and signed by the Seller, to the possessor of such Materials.

iv. With respect to the Materials under the heading “Intrinsik IND Materials,” Seller shall have delivered letters to the FDAs in substantially the form attached hereto as Exhibit F-1 and Exhibit F-2, duly executed by Seller, providing notification of the transfer to the Purchaser of all rights of the Seller in and to such Materials.

v. With respect to the Materials under the heading “Intrinsik Other Materials,” Seller shall have delivered a Letter of Assignment, in the form previously delivered to Purchaser and signed by the Seller, to the possessor of such Materials.

3

vi. With respect to the Materials under the heading “SDC Materials,” Seller shall have delivered a Letter of Assignment, in the form previously delivered to Purchaser and signed by the Seller, to the possessor of such Materials.

vii. With respect to the Materials under the heading “MedPace Materials,” Seller shall have delivered a Letter of Assignment, in the form previously delivered to Purchaser and signed by the Seller, to the possessor of such Materials.

viii. With respect to the Materials under the heading “Experis Materials,” Seller shall have delivered a Letter of Assignment, in the form previously delivered to Purchaser and signed by the Seller, to the possessor of such Materials.

ix. With respect to the Materials under the heading “Iron Mountain Materials,” Seller shall have delivered a Letter of Assignment, in the form previously delivered to Purchaser and signed by the Seller, or such other documentation as may be appropriate to convey the Iron Mountain Materials to Purchaser at Closing, to the possessor of such Materials.

x. With respect to the Materials under the heading “Electronic Records,” Seller shall have made such Materials available for download by Purchaser.

(b) Following the Effective Date and prior to the Closing, Seller will make available to Purchaser some or all of the Materials and such Materials shall be deemed to be Confidential Information under that certain Bilateral Confidentiality and Non-Disclosure Agreement, dated March 23, 2021, between Seller and Purchaser. In the event that this Agreement is terminated prior to Closing, promptly following such termination, Purchaser shall destroy or return to Seller, at Seller’s sole discretion, any Materials delivered or made available to Purchaser in accordance with Seller’s instructions.

6. Seller’s Conditions Precedent. Seller’s obligations to consummate the Closing shall be conditioned upon the satisfaction or waiver of the following:

(a) The representations and warranties of Purchaser contained in Section 9 shall be true on and as of Closing.

(b) The Purchaser shall have performed or complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Purchaser on or before the Closing.

(c) The Seller shall have consummated a merger with Aspen Merger Subsidiary, Inc., a Delaware corporation (the “Merger”).

(d) The Purchaser shall have executed and delivered to the Escrow Agent the Joint Escrow Instructions in the form attached as Exhibit E hereto.

(e) As of the Closing Date, the sale of the Transfer Assets by Seller or any of the transactions contemplated hereby are not prohibited by any stay or injunction in any litigation, governmental action, or other proceeding, including, without limitation, the “automatic stay” under 11 U.S.C. § 362 in any pending case under Title 11 of the United States Code by or against Seller.

4

7. Purchaser’s Conditions Precedent. Purchaser’s obligations to consummate the Closing shall be conditioned upon the satisfaction or waiver of the following:

(a) The representations and warranties of Seller contained in Section 8 shall be true on and as of Closing.

(b) The Seller shall have performed or complied with all agreements, obligations and conditions contained in this Agreement and required to be performed or complied with by it on or before the Closing, including, but not limited to, Seller’s obligations pursuant to Section 5(a).

(c) As of the Closing Date, the sale of the Transfer Assets by Seller or any of the transactions contemplated hereby are not prohibited by any stay or injunction in any litigation, governmental action, or other proceeding, including, without limitation, the “automatic stay” under 11 U.S.C. § 362 in any pending case under Title 11 of the United States Code by or against Seller.

(d) The Seller shall have executed and delivered to the Escrow Agent the Joint Escrow Instructions in the form attached as Exhibit E hereto.

(e) The Seller shall have executed and delivered to Purchaser a Bill of Sale in the form attached as Exhibit A hereto and a Patent Assignment in the form attached hereto as Exhibit D, with respect to the Transfer Assets.

8. Representations and Warranties of Seller. Except as to Seller’s representations and warranties expressly provided below, the Transfer Assets are being sold “as is,” and “where is” with no express or implied representations or warranties of any kind, nature, or type whatsoever from or on behalf of, Seller. For purposes of this Agreement, the “Knowledge of Seller” means the actual knowledge of Seller, without any duty of inquiry.

(a) Seller (i) is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation and (ii) has all requisite corporate power and authority to execute and deliver this Agreement and to perform the transactions contemplated hereby.

(b) The execution, delivery, and performance by Seller of this Agreement and the consummation of the transaction contemplated hereby are within the power of Seller and have been duly authorized by all necessary actions on the part of Seller. The execution of this Agreement by Seller constitutes, or will at the Closing constitute, a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(c) No consent, approval, authorization or order of, or registration or filing (other than any filing to be made with the U.S. Patent Office to record the Patent Assignment) with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Seller (or any of its properties) is required for (i) Seller’s execution and delivery of this Agreement (and each agreement executed and delivered by it in connection herewith) or (ii) the consummation by Seller of the transactions contemplated by this Agreement (and each

5

agreement executed and delivered by it in connection herewith) or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable) and is still in full force and effect. Notwithstanding the foregoing, except with respect to Patents that are abandoned or expired as of the Effective Date, Seller has paid and, as of the Effective Date, is current on the payment of all maintenance fees, annuities, and the like, due and owing to any governmental bodies and other third parties in connection with the Transfer Assets, and Seller has obtained all necessary intellectual property assignments from inventors to Seller in connection with the Transfer Assets, except, in each case, as would not reasonably be expected to have a material adverse effect.

(d) Seller has good and marketable title to and, on the Closing Date, Seller will convey to Purchaser, all of the Transfer Assets, free and clear from any lien, security interest or other encumbrance.

(e) The execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, or result in a breach of or a constitute a default under, or result in the creation of any lien, security interest or other encumbrance upon the Transfer Assets under, any provision of (i) Seller’s certificate of incorporation or bylaws; (ii) any applicable law; or (iii) any contract to which Seller is a party or by which any Transfer Asset is bound.

(f) There is no judicial, governmental or administrative action, investigation, audit, claim, suit, arbitration, proceeding or other litigation to which Seller or any of its affiliates is a party, or to which the Transfer Assets are subject, that is pending or, to the Knowledge of Seller, threatened. No order, judgment, settlement agreement or stipulation has been issued or entered into that restricts in any respect the use, provision, transfer, assignment or licensing of the Transfer Assets.

(g) Except for the representations and warranties contained in this Section 8, neither Seller nor any other person or entity makes any other express or implied representation or warranty with respect to Seller, any of its affiliates or the transactions contemplated by this Agreement, and Seller disclaims any other representations or warranties, whether made by Seller, any of its affiliates, or any of their respective officers, directors, employees, agents or representatives. Except for the representations and warranties contained in this Section 8, Seller hereby disclaims all liability and responsibility for, or any use by Purchaser or its affiliates or representatives of, any representation, warranty, projection, forecast, statement or information made, communicated or furnished (orally or in writing) to Purchaser or its affiliates or representatives (including any opinion, information, projection or advice that may heretofore have been or may hereafter be made available to Purchaser or its affiliates or representatives, whether in any “data rooms,” “management presentations,” or “break out sessions,” in response to questions submitted by or on behalf of Purchaser or otherwise by any director, officer, employee, agent, or representative of Seller or any of its respective affiliates). The parties agree that any matter, condition or set of facts which is more specifically (rather than generally or by implication) covered in any of the representations and warranties of this Section 8 shall be solely governed by such more specific representation and warranty without reference to or inclusion within a more generalized representation and warranty that but for this sentence could be applicable to such matter, condition or set of facts.

6

9. Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller, as follows:

(a) Purchaser (i) is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation and (ii) has all requisite corporate power and authority to execute and deliver this Agreement and to perform the transactions contemplated hereby.

(b) The execution, delivery, and performance by Purchaser of this Agreement and the consummation of the transaction contemplated hereby are within the power of Purchaser and have been duly authorized by all necessary actions on the part of Purchaser. The execution of this Agreement by Purchaser constitutes, or will at the Closing constitute, a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to or affecting the enforcement of creditors’ right generally and general principles of equity.

(c) No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Purchaser (or any of its properties) is required for (i) Purchaser’s execution and delivery of this Agreement (and each agreement executed and delivered by it in connection herewith) or (ii) the consummation by Purchaser of the transactions contemplated by this Agreement (and each agreement executed and delivered by it in connection herewith) or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable) and is still in full force and effect.

(d) No person or entity acting on behalf of Purchaser or any of its affiliates or under the authority of any of them is or will be entitled to any “brokers” or “finders” fee or any other commission or similar fee, directly or indirectly, from Purchaser or any of its affiliates in connection with any of the transactions contemplated hereby.

(e) Notwithstanding anything contained in this Agreement to the contrary, Purchaser acknowledges and agrees that Seller is not making any representations or warranties whatsoever, express or implied, beyond those expressly given by Seller in Section 8, and Purchaser acknowledges and agrees that, except for such representations and warranties contained therein, the Transfer Assets of Seller are being transferred to Purchaser on a “where is” and, as to condition, “as is” basis. Any claims Purchaser may have for breach of representation or warranty shall be based solely on the representations and warranties of Seller set forth in Section 8. Purchaser further represents that none of Seller, its affiliates nor any other person or entity has made, and Purchaser has not relied upon, any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding Seller, the Transfer Assets or the transactions contemplated by this Agreement not expressly set forth in Section 8 and Purchaser hereby expressly disclaims any reliance on any representations or warranties other than those expressly set forth in Section 8. Purchaser hereby acknowledges and agrees that none of Seller, any of its affiliates nor any other person or entity will have or be subject to any liability to Purchaser or any other person or entity resulting from the distribution to Purchaser or its representatives or Purchaser’s use of any such information, including any confidential memoranda distributed on behalf of Seller relating to the Transfer Assets or other publications, data room information or any

7

other document or information in any form provided to Purchaser or its representatives in connection with the sale of the Transfer Assets and the transactions contemplated hereby other than this Agreement including its exhibits and the documents delivered by Seller at the Closing pursuant to express requirements of this Agreement. Purchaser acknowledges that it (i) has conducted, to its satisfaction, its own independent investigation of the condition of the Transfer Assets and the business of Seller in making its determination to proceed with the transactions contemplated by this Agreement, Purchaser has relied on the results of its own independent investigation and, except with respect to those representations or warranties expressly set forth in Section 8, waives any right it may have against Seller with respect to any omission of any kind on the part of Seller of any potentially material information other than a failure to disclose information constituting material exceptions to the representations and warranties of set forth in Section 8, (ii) had adequate access to Seller’s books and records, contracts, agreements and documents, and employees, agents and representatives; and (iii) has had such opportunity to seek accounting, legal and other advice or information in connection with its entry into this Agreement and the other documents referred to herein relating to the consummation of the transactions contemplated hereby and thereby as it has seen fit.

10. Survival; Limitations of Liability. All representations and warranties contained in this Agreement shall survive the Closing and shall terminate on the earlier of (i) date that is forty-five (45) days following the Closing Date or (ii) the closing date of the Merger. IN NO EVENT WILL SELLER BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH OR RELATED TO THIS AGREEMENT (INCLUDING LOSS OF PROFITS, USE, DATA, OR OTHER ECONOMIC ADVANTAGE), HOWSOEVER ARISING, EITHER OUT OF BREACH OF THIS AGREEMENT (INCLUDING BREACH OF EXPRESS OR IMPLIED WARRANTY), NEGLIGENCE, STRICT LIABILITY, TORT OR ANY OTHER THEORY, EVEN IF THE OTHER PARTY HAS BEEN PREVIOUSLY ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR ANY CLAIMS BASED UPON OR ARISING FROM (A) ANY ACTION SEEKING EQUITABLE REMEDY OR SPECIFIC PERFORMANCE BROUGHT AGAINST SELLER FOR FAILURE TO DELIVER THE TRANSFER ASSETS AS CONTEMPLATED BY SECTION 1, OR (B) SELLER’S ACTUAL FRAUD (AS DEFINED BELOW), SELLER’S LIABILITY FOR DAMAGES ARISING UNDER THIS AGREEMENT SHALL BE LIMITED TO THE VALUE OF THE PURCHASE AMOUNT. Recovery of the Purchase Amount by Purchaser shall be Seller’s sole liability and Purchaser’s sole remedy for the matters described in this Section 10, and Purchaser shall not be entitled to any other remedy or indemnification rights or claims of any nature whatsoever against Seller, its affiliates or any other person or entity in respect thereof or otherwise in connection with this Agreement. For purposes of this Agreement, “Actual Fraud” means an inaccurate representation or warranty contained in this Agreement if, at the time such representation or warranty was made, Seller had actual knowledge of the inaccuracy of such representation or warranty and failed to notify Purchaser in writing of, or otherwise correct, the same.

11. Expenses. Purchaser and Seller shall each bear their own expenses incurred in connection with the transactions contemplated by this Agreement.

8

12. Transfer Taxes. Purchaser shall pay all sales, use, excise, stamp, documentary, filing, recording, transfer or similar fees or taxes or governmental charges, as levied by any taxing authority or governmental agency in connection with the sale and transfer of Transfer Assets contemplated by this Agreement. Prior to the Closing Date, (a) Purchaser shall deliver to Seller evidence that these transactions are exempt from sales tax, or (b) Purchaser shall remit to Seller any sales tax due as a result of these transactions. Seller hereby agrees to file all necessary documents with respect to such amounts in a timely manner.

13. Notices. Any notice or other communication provided for herein or given hereunder to a party hereto shall be in writing, and shall be deemed given when personally delivered to a party set forth below or when sent by telecopy providing a transmission confirmation (provided that such notice is immediately sent by a recognized overnight delivery service), or three (3) days after mailed by first class mail, registered, or certified, return receipt requested, postage prepaid, or when delivered by a nationally-recognized overnight delivery service, with proof of delivery, delivery charges prepaid, in any case addressed as follows.

To Seller:

Aerpio Pharmaceuticals, Inc.

c/o Regina Marek

10663 Loveland-Madeira Road #168

Loveland, Ohio 45140

with a copy to:

Goodwin Procter LLP

100 Northern Avenue

Boston, MA 02210

Attention: Kingsley Taft

To Purchaser:

EyePoint Pharmaceuticals, Inc.

480 Pleasant Street, Suite A210

Watertown, MA 02472

Attention: Chief Legal Officer

14. Miscellaneous.

(a) Entire Agreement. This Agreement, together with the schedules and exhibits attached hereto, constitutes the entire agreement of the parties hereto regarding the purchase and sale of the Transfer Assets, and all prior agreements, understandings, representations and statements regarding such subject matter, oral or written, are superseded hereby.

(b) Captions. Section captions used in this Agreement are for convenience only, and do not affect the construction of this Agreement.

(c) Counterpart Execution. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or by e-mail in .PDF or similar electronic format shall be effective as delivery of a manually executed counterpart thereof and shall be deemed an original signature for all purposes.

9

(d) Severability. If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained in this Agreement.

(e) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by Purchaser and Seller, and no waiver of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the party against which such waiver is to be enforced. No waiver by any party hereto of any default, misrepresentation, condition precedent or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any other default, misrepresentation, condition precedent or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

(f) Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the Commonwealth of Massachusetts (without reference to conflicts of law principles).

(g) Waiver of Trial by Jury. SELLER AND PURCHASER HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. SELLER AND PURCHASER HEREBY AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.

(h) Submission to Jurisdiction; Selection of Forum. EACH PARTY HERETO (A) AGREES THAT IT SHALL BRING ANY ACTION OR PROCEEDING IN RESPECT OF ANY CLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTAINED IN OR CONTEMPLATED BY THIS AGREEMENT, WHETHER IN TORT OR CONTRACT OR AT LAW OR IN EQUITY, EXCLUSIVELY IN (I) THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MASSACHUSETTS OR IN THE EVENT THAT SUCH COURT LACKS SUBJECT MATTER JURISDICTION OVER THE ACTION OR PROCEEDING, (II) IN AN APPROPRIATE STATE COURT LOCATED IN THE COUNTY OF SUFFOLK, MASSACHUSETTS (THE “CHOSEN COURT”), (B) IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE CHOSEN COURT, (C) WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW,

10

ANY OBJECTION TO LAYING VENUE IN ANY SUCH ACTION OR PROCEEDING IN THE CHOSEN COURT, (D) WAIVES ANY ARGUMENT THAT THE CHOSEN COURT IS AN INCONVENIENT FORUM OR DOES NOT HAVE JURISDICTION OVER ANY PARTY THERETO, AND (E) AGREES THAT SERVICE OF PROCESS UPON ANY PARTY IN ANY SUCH ACTION OR PROCEEDING SHALL BE EFFECTIVE IF NOTICE IS GIVEN IN ACCORDANCE WITH SECTION 13 OF THIS AGREEMENT.

(i) Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word “including” shall mean “including without limitation.”

(j) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person or entity other than the parties hereto and their respective successors and permitted assigns.

(k) Successor and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without obtaining the prior written consent of the other party; provided, however, that each party shall be entitled, without the prior written consent of the other party, to assign its rights and obligations under this Agreement to an affiliate or to its successor in connection with the sale of all or substantially all of its business or assets related to this Agreement, whether by way of merger, consolidation, sale of stock, sale of assets, operation of law or otherwise, subject in each case to the assignee agreeing in writing to be bound by the terms and conditions of this Agreement. Any attempted assignment, delegation or transfer by a party in violation hereof shall be null and void. Subject to the foregoing, this Agreement shall be binding on the parties and their successors and permitted assigns.

(l) Confidentiality.

i. Purchaser agrees that it will treat in complete confidence all documents, materials and other information, made available by Seller to the Purchaser in connection with the transaction contemplated herein or the negotiation of this Agreement (the “Confidential Information”) and shall use such Confidential Information solely to evaluate the proposed purchase and sale of the Transfer Assets (the “Purpose”); provided, however, that after Closing Date Purchaser may use or disclose any Confidential Information included in the Transfer Assets or otherwise necessary to exercise its rights or obligations under this Agreement. Purchaser shall not, directly or indirectly, disclose, publish, divulge, furnish or make accessible to anyone all or any portion of the Confidential Information, other than (A) to Purchaser’s employees and consultants who are required to have access to such Confidential Information in connection with the Purpose, (B) to Purchaser’s professional advisers (e.g., lawyers and accountants), provided that any and all such employees and consultants are bound by written agreements or, in the case of professional advisers, ethical duties, respecting the Confidential Information in the manner set forth in this Agreement and (C) retention of a copy of the Materials that constitute electronic

11

records by Seller for ordinary archival and recordkeeping purposes. If the transactions contemplated hereby are not consummated, the Purchaser will promptly return to the Seller all Confidential Information. In addition to the restrictions set forth in this Section 14(l), but subject to the terms of Section 14(m), each party agrees that it shall not, at any point prior to or after the Closing Date, without the prior written consent of the other party, disclose the existence or terms or conditions of this Agreement.

ii. Confidential Information shall not include any information that (A) at the time of disclosure is available to the public, (B) after the date of disclosure becomes generally available to the public, except through a breach of this Section 14(l), (C) is independently developed by the employees or agents of the Purchaser without use of or reference to the Confidential Information, (D) that is received from a third party without restriction and without breach of any agreement between such third party and the Seller.

iii. In the event that the Purchaser is required by law to make any disclosure of any of the Confidential Information, by subpoena, judicial or administrative order or otherwise, the Purchaser shall first give written notice of such requirement to the Seller, and shall permit the Seller to intervene in any relevant proceedings to protect its interests in the Confidential Information, and provide full cooperation and assistance to the Seller in seeking to obtain such protection.

iv. Each party acknowledges that a breach by it of any of the terms of this Agreement would cause irreparable harm to the other party for which the other party could not be adequately compensated by money damages. Accordingly, each party agrees that, in addition to all other remedies available to the other party in an action at law, in the event of any breach or threatened breach by a party of the terms of this Section 14(l), the other party shall, without the necessity of proving actual damages or posting any bond or other security, be entitled to seek temporary and permanent injunctive relief, including, but not limited to, specific performance of the terms of this Section 14(l).

(m) Public Announcements. No party shall issue or make any public announcement, press release or other public disclosure regarding this Agreement or its subject matter without the prior written approval of the other party, except for any such disclosure that is, in the opinion of the disclosing party’s counsel, required by applicable law (including securities regulations) or the rules of a stock exchange on which the securities of the disclosing party are listed. Notwithstanding anything to the contrary contained in this Agreement, following the Closing, (i) Purchaser and its licensees, sublicensees and other collaborators shall be permitted, without the prior approval of or prior notice to Seller, to disclose for any purpose, and to make publications and public presentations regarding, progress and results with respect to the development and commercialization of the Transfer Assets; and (ii) Purchaser shall be permitted, without the prior approval of or prior notice to Seller, to disclose the existence and terms of this Agreement, other than the amount of the Purchase Price, to actual and potential investors, licensees, sublicensees, collaborators and acquirers on a reasonable need-to-know basis under circumstances that reasonably ensure the confidentiality thereof. If a party is, in the opinion of its counsel, required by applicable law (including securities regulations) or the rules of a stock exchange on which its securities are listed to make a public disclosure regarding this Agreement or its subject matter, such party shall, if practicable under the circumstances, submit the proposed

12

disclosure in writing to the other party and provide the other party a reasonable opportunity to comment thereon. The contents of any public announcement, press release or other public disclosure that has been made in compliance with this Section 14(l) may then be re-released by any party without a requirement for advance notice or re-approval.

(n) Termination. Each of Seller and Purchaser shall have the right to terminate its obligations to complete the Closing and the transactions contemplated in connection therewith in the event that the other party materially breaches this Agreement and such breach is not cured within thirty (30) days after such other party receives notice from the first party of such material breach. For the avoidance of doubt, the Joint Escrow Instructions provide that the Purchaser and Seller shall instruct the Escrow Agent to release the Purchase Amount to Purchaser following any such termination.

[Signature Page Follows]

13

IN WITNESS WHEREOF, Purchaser and Seller have caused this Agreement to be executed as of the Effective Date.

AERPIO PHARMACEUTICALS, INC.

By:	/s/ Joseph Gardner
Name: Joseph Gardner
Title: President

EYEPOINT PHARMACEUTICALS, INC.

By:	/s/ George Elston
Name: George Elston
Title: Chief Financial Officer and Head of Corporate Development

Signature page to Asset Purchase Agreement

EXHIBIT A

BILL OF SALE

[Omitted pursuant to Item 601(a)(5) of Regulation S-K]

EXHIBIT B

TRANSFER ASSETS

Patents and Patent Applications

ATTACHMENT A

Country	Application No.	Filing Date	Patent No.	Patent Date	Title
United States	60/816,730	06/27/2006			HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United States	60/816,731	06/27/2006			HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United States	60/816,825	06/27/2006			HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United States	11/823,086	06/26/2007	7,622,593	11/24/2009	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United States	11/821,846	06/26/2007	7,795,444	09/14/2010	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United States	11/821,868	06/26/2007	7,589,212	09/15/2009	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United States	12/624,072	11/23/2009	8,258,311	09/04/2012	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United States	13/309,452	12/01/2011	8,338,615	12/25/2012	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United States	13/691,757	12/01/2012	8,946,232	02/03/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United States	13/936,450	07/08/2013	8,895,563	11/25/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United States	13/309,445	12/01/2011	8,329,916	12/11/2012	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United States	14/569,106	12/12/2014	9,126,958	09/08/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United States	14/252,140	04/14/2014	9,284,285	03/15/2016	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United States	15/016,599	02/05/2016	9,795,594	10/24/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United States	15/705,639	09/15/2017	10,463,650	11/05/2019	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United States	16/577,808	09/20/2019			HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United States	17/096,548	11/12/2020			HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United States	12/558,169	09/11/2009			HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United States	12/850,026	08/04/2010	8,106,078	01/31/2012	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United States	12/467,430	05/18/2009	8,188,125	05/29/2012	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United States	13/626,590	09/25/2012			HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United States	13/626,614	09/25/2012	8,846,685	09/30/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United States	14/938,526	11/11/2015	RE46,592	10/31/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

WO	PCT/ US2007/014822	06/27/2007			HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

WO	PCT/ US2007/014823	06/27/2007			HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

WO	PCT/ US2007/014824	06/27/2007			HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Europe	7809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Europe	12196174.2	06/27/2007	2592072	09/20/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Europe	17191765.1	06/27/2007	3323815	10/07/2020	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Europe	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Europe	12196179.1	06/27/2007	2592073	08/30/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Europe	17187910.9	06/27/2007			HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Europe	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Europe	14166121.5	06/27/2007	2803663	11/29/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Europe	17182516.9	06/27/2007			HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Germany	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Germany	12196174.2	06/27/2007	602007052457.1	09/20/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Germany	602007052232.3	06/27/2007	2592073	08/30/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Germany	602007053259.0	06/27/2007	2803663	11/29/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Germany	17191765.1	06/27/2007	3323815	10/07/2020	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Germany	07809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Germany	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

France	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

France	12196174.2	06/27/2007	2592072	09/20/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

France	12196179.1	06/27/2007	2592073	08/30/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

France	14166121.5	06/27/2007	2803663	11/29/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

France	17191765.1	06/27/2007	3323815	10/07/2020	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

France	07809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

France	7809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United Kingdom	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United Kingdom	12196179.1	06/27/2007	2592073	08/30/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United Kingdom	12196174.2	06/27/2007	2592072	09/20/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United Kingdom	14166121.5	06/27/2007	2803663	11/29/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United Kingdom	17191765.1	06/27/2007	3323815	10/07/2020	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United Kingdom	07809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United Kingdom	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Austria	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Austria	07809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Austria	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Austria	12196174.2	06/27/2007	2592072	09/20/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Austria	14166121.5	06/27/2007	2803663	11/29/2007	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Austria	17191765.1	06/27/2007	3323815	10/07/2020	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Belgium	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Belgium	07809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Belgium	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Belgium	07809909.0	06/27/2007	2592072	09/20/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Belgium	07809907.4	06/27/2007	2803663	11/29/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Belgium	17191765.1	06/27/2007	3323815	10/07/2020	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Bulgaria	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Bulgaria	7809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Bulgaria	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Lithuania	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Lithuania	07809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Lithuania	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Latvia	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Latvia	07809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Latvia	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Switzerland	7809909	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Switzerland	7809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Switzerland	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Switzerland	12196174.2	06/27/2007	2592072	09/20/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Switzerland	14166121.5	06/27/2007	2803663	11/20/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Switzerland	17191765.1	06/27/2007	3323815	10/07/2020	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Cyprus	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Cyprus	07809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Cyprus	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Czech Republic	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Czech Republic	07809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Czech Republic	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Czech Republic	12196174.2	06/27/2007	2592072	09/20/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Denmark	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Denmark	07809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Denmark	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Denmark	12196174.2	06/27/2007	2592072	09/20/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Denmark	14166121.5	06/27/2007	2803663	11/29/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Denmark	17191765.1	06/27/2007	3323815	10/07/2020	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Estonia	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Estonia	07809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Estonia	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Spain	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Spain	07809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Spain	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Spain	12196174.2	06/27/2007	2592072	09/20/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Spain	14166121.5	06/27/2007	2803663	11/29/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Spain	17191765.1	06/27/2007	3323815	10/07/2020	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Finland	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Finland	07809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Finland	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Finland	12196174.2	06/27/2007	2592072	09/20/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Finland	14166121.5	06/27/2007	2803663	11/29/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Finland	17191765.1	06/27/2007	3323815	10/07/2020	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Greece	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Greece	07809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Greece	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Hungary	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Hungary	07809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Hungary	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Iceland	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Iceland	07809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Iceland	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Ireland	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Ireland	07809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Ireland	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Ireland	12196174.2	06/27/2007	2592072	09/20/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Ireland	12196179.1	06/27/2007	2592073	08/30/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Ireland	14166121.5	06/27/2007	2803663	11/29/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Ireland	17191765.1	06/27/2007	3323815	10/07/2020	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Italy	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Italy	07809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Italy	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Italy	12196174.2	06/27/2007	2592072	09/20/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Italy	12196179.1	06/27/2007	2592073	08/30/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Italy	14166121.5	06/27/2007	2803663	11/29/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Italy	17191765.1	06/27/2007	3323815	10/07/2020	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Luxembourg	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Luxembourg	7809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Luxembourg	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Malta	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Malta	07809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Malta	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Monaco	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Monaco	07809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Monaco	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Netherlands	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Netherlands	07809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Netherlands	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Netherlands	12196174.2	06/27/2007	2592072	09/20/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Netherlands	14166121.5	06/27/2007	2803663	11/29/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Netherlands	17191765.1	06/27/2007	3323815	10/07/2020	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Poland	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Poland	07809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Poland	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Poland	12196174.2	06/27/2007	2592072	09/20/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Poland	14166121.5	06/27/2007	2803663	11/29/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Poland	17191765.1	06/27/2007	3323815	10/07/2020	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Portugal	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Portugal	07809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Portugal	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Portugal	12196174.2	06/27/2007	2592072	09/20/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Portugal	14166121.5	06/27/2007	2803663	11/29/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Portugal	17191765.1	06/27/2007	3323815	10/07/2020	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Romania	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Romania	07809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Romania	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Sweden	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Sweden	07809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Sweden	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Sweden	12196174.2	06/27/2007	2592072	09/20/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Sweden	14166121.5	06/27/2007	2803663	11/29/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Sweden	17191765.1	06/27/2007	3323815	10/07/2020	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Slovenia	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Slovenia	07809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Slovenia	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Slovakia	07809909.0	06/27/2007	2041129	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Slovakia	07809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Slovakia	07809908.2	06/27/2007	2038265	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Turkey	07809909.0	06/27/2007	TR 2014 12834 T4	09/03/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Turkey	07809907.4	06/27/2007	2041102	11/12/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Turkey	07809908.2	06/27/2007	TR 2015 04305 T4	03/18/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Turkey	12196174.2	06/27/2007	2592072	09/20/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Turkey	14166121.5	06/27/2007	2803663	11/29/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Australia	2007265453	06/27/2007	2007265453	05/03/2012	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Australia	2007265454	06/27/2007	2007265454	02/09/2012	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Australia	2007265455	06/27/2007	2007265455	02/23/2012	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Australia	2012200253	06/27/2007	2012200253	10/18/2012	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Brazil	PI 0713570-0	06/27/2007			HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Brazil	PI 0713357-0	06/27/2007			HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Brazil	PI 0713349-9	06/27/2007			HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Canada	2,657,096	06/27/2007	2,657,096	01/21/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Canada	2,657,107	06/27/2007	2,657,107	01/07/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Canada	2,656,915	06/27/2007	2,656,915	08/07/2012	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

China	200780030939.0	06/27/2007	ZL200780030939.0	08/08/2012	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

China	200780030984.6	06/27/2007	ZL200780030984.6	10/30/2013	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

China	200780031040.0	06/27/2007	ZL200780031040.0	05/30/2012	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Colombia	9007333	06/27/2007	3672		HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Colombia	9007334	06/27/2007	3673		HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Colombia	9007327	06/27/2007	2408	10/29/2012	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Hong Kong	09108319.8	06/27/2007	1129386	01/22/2016	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Hong Kong	13112445.1	06/27/2007			HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Hong Kong	09108320.5	06/27/2007	1129387B	10/02/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Hong Kong	13112446	06/27/2007			HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Hong Kong	09108321.4	06/27/2007			HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Hong Kong	15104703.3	06/27/2007			HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Israel	196128	06/27/2007	196128	11/30/2013	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Israel	196129	06/27/2007	196129	06/25/2013	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Israel	196130	06/27/2007	196130	07/31/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

India	515/DELNP/2009	06/27/2007	280469	02/22/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

India	513/DELNP/2009	06/27/2007	289597	11/15/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

India	512/DELNP/2009	06/27/2007			HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Indonesia	W00200804210	06/27/2007	IDP000047234	08/09/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Indonesia	W-00200804213	06/27/2007	IDP000045140	03/14/2017	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Indonesia	W-00200804212	06/27/2007	IDP000040030	12/21/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Japan	2009-518226	06/27/2007	5232778	03/29/2013	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Japan	2013-062411	06/27/2007	5860427	12/25/2015	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Japan	2009-518227	06/27/2007	5261383	05/02/2013	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Japan	2013-029649	06/27/2007			HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Japan	2015-178320	06/27/2007			HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Japan	2015-178321	06/27/2007			HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Japan	2017-213854	06/27/2007			HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Japan	2017-213855	06/27/2007			HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Japan	2009-518228	06/27/2007	5201740	02/22/2013	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Korea	10-2009-7001678	06/27/2007	1155365	06/05/2012	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Korea	10-2009-7001694	06/27/2007	1179087	08/28/2012	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Korea	2009-7001692	06/27/2007	1157844	06/13/2012	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Mexico	MX/a/2009/000288	06/27/2007	321351	06/24/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Mexico	MX/a/2009/000289	06/27/2007	303155	09/06/2012	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Mexico	MX/a/ 2009/000290	06/27/2007	279959	10/14/2010	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

New Zealand	574407	06/27/2007	574407	06/05/2012	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

New Zealand	574406	06/27/2007	574406	05/07/2012	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

New Zealand	574405	06/27/2007	574405	05/07/2012	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Philippines	1-2009-500031	06/27/2007	1-2009-500031	01/30/2012	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Philippines	1-2009-500032	06/27/2007	1-2009-500032	05/07/2014	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Philippines	1-2009-500033	06/27/2007	1-2009-500033	07/31/2013	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Russian Federation	2009102516	06/27/2007	2447065	12/10/2011	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Russian Federation	2009102538	06/27/2007	2435763	12/10/2011	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Russian Federation	2009102537	06/27/2007	2430101	09/27/2011	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Singapore	200809619-0	06/27/2007	149161	01/31/2012	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Singapore	200809621-6	06/27/2007	148804	07/29/2011	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

Singapore	200809622-4	06/27/2007	148805	07/29/2011	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

South Africa	2009/00559	06/27/2007	2009/00559	06/30/2010	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

South Africa	2009/00492	06/27/2007	2009/00492	06/30/2010	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

South Africa	2009/00558	06/27/2007	2009/00558	04/24/2012	HUMAN PROTEIN TYROSINE PHOSPHATE INHIBITORS AND METHODS OF USE

United States	61/144,022	01/12/2009			METHODS FOR TREATING VASCULAR LEAK SYNDROME

United States	61/184,986	06/08/2009			METHODS FOR TREATING VASCULAR LEAK SYNDROME

United States	14/075,809	11/08/2013			METHODS FOR TREATING VASCULAR LEAK SYNDROME

United States	15/443,353	02/27/2017			METHODS FOR TREATING VASCULAR LEAK SYNDROME

United States	16/719,317	12/18/2019			METHODS FOR TREATING VASCULAR LEAK SYNDROME

United States	15/930,583	05/13/2020			METHODS FOR TREATING VASCULAR LEAK SYNDROME

United States	13/968,269	08/15/2013			METHODS FOR TREATING VASCULAR LEAK SYNDROME

United States	13/724,396	12/21/2012	9,096,555	08/04/2015	METHODS FOR TREATING VASCULAR LEAK SYNDROME

United States	12/677,512	03/22/2010			METHODS FOR TREATING VASCULAR LEAK SYNDROME

WO	PCT/US2010/020817	01/12/2010			METHODS FOR TREATING VASCULAR LEAK SYNDROME

Europe	10729682.4	01/12/2010	2385763	11/16/2011	METHODS FOR TREATING VASCULAR LEAK SYNDROME

Germany	10729682.4	01/12/2010	2385763	11/16/2011	METHODS FOR TREATING VASCULAR LEAK SYNDROME

France	10729682.4	01/12/2010	2385763	11/16/2011	METHODS FOR TREATING VASCULAR LEAK SYNDROME

United Kingdom	10729682.4	01/12/2010	2385763	11/16/2011	METHODS FOR TREATING VASCULAR LEAK SYNDROME

Austria	10729682.4	01/12/2010	2385763	04/18/2018	METHODS FOR TREATING VASCULAR LEAK SYNDROME

Belgium	10729682.4	01/12/2010	2385763	04/18/2018	METHODS FOR TREATING VASCULAR LEAK SYNDROME

Switzerland	10729682.4	01/12/2010	2385763	04/18/2018	METHODS FOR TREATING VASCULAR LEAK SYNDROME

Denmark	10729682.4	01/12/2010	2385763	04/18/2018	METHODS FOR TREATING VASCULAR LEAK SYNDROME

Spain	10729682.4	01/12/2010	2385763	04/18/2018	METHODS FOR TREATING VASCULAR LEAK SYNDROME

Finland	10729682.4	01/12/2010	2385763	04/18/2018	METHODS FOR TREATING VASCULAR LEAK SYNDROME

Ireland	10729682.4	01/12/2010	2385763	s04/18/2018	METHODS FOR TREATING VASCULAR LEAK SYNDROME

Italy	10729682.4	01/12/2010	2385763	04/18/2018	METHODS FOR TREATING VASCULAR LEAK SYNDROME

Netherlands	10729682.4	01/12/2010	2385763	04/18/2018	METHODS FOR TREATING VASCULAR LEAK SYNDROME

Norway	10729682.4	01/12/2010	2385763	04/18/2018	METHODS FOR TREATING VASCULAR LEAK SYNDROME

Poland	10729682.4	01/12/2010	2385763	04/18/2018	METHODS FOR TREATING VASCULAR LEAK SYNDROME

Portugal	10729682.4	01/12/2010	2385763	04/18/2018	METHODS FOR TREATING VASCULAR LEAK SYNDROME

Sweden	10729682.4	01/12/2010	2385763	04/18/2018	METHODS FOR TREATING VASCULAR LEAK SYNDROME

Turkey	10729682.4	01/12/2010	2385763	04/18/2018	METHODS FOR TREATING VASCULAR LEAK SYNDROME

Australia	2010203352	01/12/2010	2010203352	11/06/2014	METHODS FOR TREATING VASCULAR LEAK SYNDROME

Australia	2014202211	01/12/2010	2014202211	09/15/2016	METHODS FOR TREATING VASCULAR LEAK SYNDROME

Australia	2016203254	01/12/2010	2016203254	01/03/2019	METHODS FOR TREATING VASCULAR LEAK SYNDROME

Brazil	PI 1006898-8	01/12/2010			METHODS FOR TREATING VASCULAR LEAK SYNDROME

Canada	2,748,814	01/12/2010	2,748,814	02/25/2014	METHODS FOR TREATING VASCULAR LEAK SYNDROME

Canada	2,838,846	01/12/2010	2,838,846	01/19/2018	METHODS FOR TREATING VASCULAR LEAK SYNDROME

China	201080011867.7	01/12/2010			METHODS FOR TREATING VASCULAR LEAK SYNDROME

China	201810637424.7	01/12/2010			METHODS FOR TREATING VASCULAR LEAK SYNDROME

China	201910044287.0	01/12/2010			METHODS FOR TREATING VASCULAR LEAK SYNDROME

Hong Kong	12104707.2	01/12/2010			METHODS FOR TREATING VASCULAR LEAK SYNDROME

Indonesia	W00201102787	01/12/2010			METHODS FOR TREATING VASCULAR LEAK SYNDROME

Indonesia	P00201900995	01/12/2010			METHODS FOR TREATING VASCULAR LEAK SYNDROME

Israel	214047	01/12/2010	214047	02/01/2017	METHODS FOR TREATING VASCULAR LEAK SYNDROME

Israel	248340	01/12/2010	248340	12/21/2018	METHODS FOR TREATING VASCULAR LEAK SYNDROME

Israel	261374	01/12/2010			METHODS FOR TREATING VASCULAR LEAK SYNDROME

India	4961/DELNP/2011	01/12/2010			METHODS FOR TREATING VASCULAR LEAK SYNDROME

Japan	2011-545536	01/12/2010	5558489	06/13/2014	METHODS FOR TREATING VASCULAR LEAK SYNDROME

Japan	2014-116250	01/12/2010	5957035	06/24/2016	METHODS FOR TREATING VASCULAR LEAK SYNDROME

Korea	10-2011-7018768	01/12/2010	1495950	02/16/2015	METHODS FOR TREATING VASCULAR LEAK SYNDROME

Malaysia	PI 2011003558	01/12/2010	MY-158804-A	11/15/2016	METHODS FOR TREATING VASCULAR LEAK SYNDROME

Mexico	MX/a/2011/007419	01/12/2010	346984	04/07/2017	METHODS FOR TREATING VASCULAR LEAK SYNDROME

New Zealand	594535	01/12/2010	594535	01/07/2014	METHODS FOR TREATING VASCULAR LEAK SYNDROME

Philippines	1-2011-501369	01/12/2010			METHODS FOR TREATING VASCULAR LEAK SYNDROME

Russian Federation	2011133833	01/12/2010	2539917		METHODS FOR TREATING VASCULAR LEAK SYNDROME

Russian Federation	2014146121	01/12/2010			METHODS FOR TREATING VASCULAR LEAK SYNDROME

Singapore	201104563-0	01/12/2010	172312	04/19/2017	METHODS FOR TREATING VASCULAR LEAK SYNDROME

Singapore	10201702247S	01/12/2010			METHODS FOR TREATING VASCULAR LEAK SYNDROME

South Africa	2011/05679	01/12/2010	2011/05679	04/25/2012	METHODS FOR TREATING VASCULAR LEAK SYNDROME

Thailand	1101001105	01/12/2010			METHODS FOR TREATING VASCULAR LEAK SYNDROME

Vietnam	1-2011-01745	01/12/2010			COMPOUNDS THAT INHIBIT THE INTRACELLULAR CATALYTIC SITE OF PROTEIN TYROSINE PHOSPHATASE BETA (PTP-B) MOLECULE AND COMPOSITIONS COMPRISING THE SAME

United States	61/223,260	07/06/2009			COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

United States	13/783,311	03/03/2013	8,883,832	11/11/2014	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

United States	14/272,689	05/08/2014	9,174,950	11/03/2015	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

United States	14/864,462	09/24/2015	9,949,956	04/24/2018	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

United States	15/913,392	03/06/2018			COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

United States	16/582,619	09/25/2019			COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

United States	12/677,550	12/01/2010	8,569,348	10/29/2013	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

WO	PCT/US2010/020822	01/12/2010			COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Europe	10797461.0	01/12/2010	2451279	03/13/2019	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Europe	19159755.8	01/12/2010			COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Germany	10797461.0	01/12/2010	60 2010 057 581.0	03/13/2019	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

France	10797461.0	01/12/2010	2451279	03/13/2019	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

United Kingdom	10797461.0	01/12/2010	2451279	03/13/2019	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Austria	10797461.0	01/12/2010	2451279	03/13/2019	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Belgium	10797461.0	01/12/2010	2451279	03/13/2019	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Switzerland	10797461.0	01/12/2010	2451279	03/13/2019	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Denmark	10797461.0	01/12/2010	2451279	03/13/2019	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Spain	10797461.0	01/12/2010	2451279	03/13/2019	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Finland	10797461.0	01/12/2010	2451279	03/13/2019	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Ireland	10797461.0	01/12/2010	2451279	03/13/2019	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Italy	10797461.0	01/12/2010	2451279	03/13/2019	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Netherlands	10797461.0	01/12/2010	2451279	03/13/2019	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Norway	10797461.0	01/12/2010	2451279	03/13/2019	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Poland	10797461.0	01/12/2010	2451279	03/13/2019	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Portugal	10797461.0	01/12/2010	2451279	03/13/2019	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Sweden	10797461.0	01/12/2010	2451279	03/13/2019	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Turkey	10797461.0	01/12/2010	2451279	03/13/2019	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Australia	2010271105	01/12/2010	2010271105	08/28/2014	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Brazil	PI 1006897-0	01/12/2010			COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Canada	2,748,765	01/12/2010	2,748,765	07/22/2014	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

China	201080012192.8	01/12/2010			COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

China	201410144271.4	01/12/2010			COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

China	201510713404.X	01/12/2010			COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Hong Kong	12105753.2	01/12/2010			COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Israel	214048	01/12/2010	214048	03/01/2017	COMPOSITIONS FOR PREVENTING METASTASIS OF MELANOMA OR LUNG CANCER

Israel	248514	01/12/2010			COMPOSITIONS FOR PREVENTING METASTASIS OF MELANOMA OR LUNG CANCER

India	5406/DELNP/ 2011	01/12/2010			COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Indonesia	W00201102788	01/12/2010	IDP000045935	05/18/2017	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Japan	2011-554058	01/12/2010	5536113	05/09/2014	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Japan	2014-048238	01/12/2010			COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Japan	2015-183047	01/12/2010			COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Japan	2017-80657	01/12/2010	6505153	04/05/2019	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Japan	2019-58234	01/12/2010			COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Korea	2011-7018742	01/12/2010	10-1426125	07/28/2014	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Malaysia	PI 2011003556	01/12/2010	MY-160399-A	03/15/2017	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Mexico	MX/a/2011/007420	01/12/2010	328717	03/20/2015	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

New Zealand	594537	01/12/2010	594537	05/01/2014	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Philippines	1-2011-501370	01/12/2010	1-2011-501370	07/21/2017	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Russian Federation	2011133835	01/12/2010	2519123		COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Singapore	201104564-8	01/12/2010			COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Singapore	10201505672T	01/12/2010			COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

South Africa	2011/05678	01/12/2010	2011/05678	04/25/2012	COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Thailand	1101001097	01/12/2010			COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

Vietnam	1-2011-01744	01/12/2010			COMPOUNDS, COMPOSITIONS, AND METHODS FOR PREVENTING METASTASIS OF CANCER CELLS

United States	61/390,899	10/07/2010			COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA AND NEOVASCULAZATION AND RELATED DISEASES

United States	13/253,397	10/05/2011			COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA AND NEOVASCULAZATION AND RELATED DISEASES

United States	14/300,385	01/10/2014			COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULARIZATION AND RELATED DISEASES

United States	15/462,326	03/17/2017			COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULARIZATION AND RELATED DISEASES

United States	16/513,103	07/16/2019			COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULARIZATION AND RELATED DISEASES

United States	17/352,698	06/21/2021			COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULARIZATION AND RELATED DISEASES

United States	15/796,293	10/27/2017			PHOSPHATASE INHIBITORS FOR TREATING OCULAR DISEASES

WO	PCT/US2011/054873	10/05/2011			COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA AND NEOVASCULAZATION AND RELATED DISEASES

Europe	11831498.8	10/05/2011	2624916	01/17/2018	COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULAZATION AND RELATED DISEASES

Germany	11831498.8	10/05/2011	2624916	01/17/2018	COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULAZATION AND RELATED DISEASES

France	11831498.8	10/05/2011	2624916	01/17/2018	COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULAZATION AND RELATED DISEASES

United Kingdom	11831498.8	10/05/2011	2624916	01/17/2018	COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULAZATION AND RELATED DISEASES

Ireland	11831498.8	10/05/2011	2624916	01/17/2018	COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULAZATION AND RELATED DISEASES

Australia	2011312203	10/05/2011	2011312203	11/10/2016	COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULARIZATION AND RELATED DISEASES

Australia	2016204410	10/05/2011	2016204410	01/17/2019	COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULARIZATION AND RELATED DISEASES

Brazil	BR112013008452-9	10/05/2011			COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULAZATION AND RELATED DISEASES

Canada	2,818,215	10/05/2011	2,818,215	07/21/2015	COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULAZATION AND RELATED DISEASES

Canada	2,890,554	10/05/2011			COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULAZATION AND RELATED DISEASES

China	201180059165.0	10/05/2011			COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULAZATION AND RELATED DISEASES

China	201610996050.9	10/05/2011			COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULAZATION AND RELATED DISEASES

Hong Kong	14101185.7	10/05/2011			COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULAZATION AND RELATED DISEASES

Israel	229786	10/05/2011	229786	05/29/2017	COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULAZATION AND RELATED DISEASES

Japan	2013-532904	10/05/2011			COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULAZATION AND RELATED DISEASES

Japan	2015-182301	10/05/2011			COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULAZATION AND RELATED DISEASES

Japan	2015-182302	10/05/2011	6243882	11/17/2017	COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULAZATION AND RELATED DISEASES

Japan	2017-217317	10/05/2011			COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULAZATION AND RELATED DISEASES

Korea	10-2013- 7011704	10/05/2011			COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULAZATION AND RELATED DISEASES

Korea	10-2015- 7002121	10/05/2011	1823924	01/25/2018	COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULARIZATION AND RELATED DISEASES

Malaysia	PI 2013000970	10/05/2011	MY-176514-A	08/12/2020	COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULAZATION AND RELATED DISEASES

Mexico	MX/a/ 2013/003890	10/05/2011			COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULAZATION AND RELATED DISEASES

Mexico	MX/a/ 2017/006194	10/05/2011	361520	12/06/2018	COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULAZATION AND RELATED DISEASES

New Zealand	610230	10/05/2011	610230	11/03/2015	COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULAZATION AND RELATED DISEASES

New Zealand	705624	10/05/2011	705624	01/05/2017	COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULAZATION AND RELATED DISEASES

Philippines	1-2013-500577	10/05/2011	1-2013-500577	06/14/2019	COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULAZATION AND RELATED DISEASES

Russian Federation	2013120064	10/05/2011	2600794	10/04/2016	COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULAZATION AND RELATED DISEASES

Singapore	2013023809	10/05/2011	189177	11/16/2015	COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA AND NEOVASCULAZATION AND RELATED DISEASES

South Africa	2013/03005	10/05/2011	2013/03005	01/29/2014	COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA, NEOVASCULAZATION AND RELATED DISEASES

Thailand	1301001776	10/05/2011			COMPOSITIONS AND METHODS FOR TREATING OCULAR EDEMA AND NEOVASCULAZATION AND RELATED DISEASES

United States	61/792,679	03/15/2013			COMPOSITIONS AND METHODS FOR TREATING OCULAR DISEASES

United States	61/792,868	03/15/2013			COMPOSITIONS AND METHODS FOR TREATING OCULAR DISEASES

United States	61/882,048	09/25/2013			COMPOSITIONS AND METHODS FOR TREATING OCULAR DISEASES

United States	61/882,056	09/25/2013			COMPOSITIONS AND METHODS FOR TREATING OCULAR DISEASES

United States	61/934,570	01/31/2014			COMPOSITIONS AND METHODS FOR TREATING OCULAR DISEASES

United States	13/999,670	03/14/2014	9,440,963	09/13/2016	COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

United States	14/214,413	03/14/2014			COMPOSITIONS AND METHODS FOR TREATING OCULAR DISEASES

United States	15/098,955	04/14/2016			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

United States	15/099,161	04/14/2016			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

United States	15/355,910	11/18/2016	10,220,048	03/05/2019	COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

United States	15/443,622	02/27/2017			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

United States	15/958,346	04/20/2018			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

United States	15/958,355	04/20/2018			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

United States	15/958,358	04/20/2018			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

United States	15/969,109	05/02/2018			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

United States	16/257,287	01/25/2019			COMPOSITIONS AND METHODS FOR TREATING OCULAR DISEASES

United States	16/559,006	09/03/2019			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

United States	16/888,247	05/29/2020			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

United States	17/155,463	01/22/2021			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

WO	PCT/US2014/029723	03/14/2014			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

Europe	14762974.5	03/14/2014	2967066	10/23/2019	COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

Europe	19174479.6	03/14/2014			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

Germany	14762974.5	03/14/2014	602014055602.7	10/23/2019	COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

France	14762974.5	03/14/2014	2967066	10/23/2019	COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

United Kingdom	1411935.8	03/14/2014	GB2516561	03/09/2016	COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

United Kingdom	1520656.8	03/14/2014	2540638	01/17/2018	COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

United Kingdom	1709419.4	03/14/2014	2549865	01/17/2018	COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

United Kingdom	14762974.5	14-Mar-2014	2967066	10/23/2019	COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

Spain	14762974.5	14-Mar-2014	2967066	10/23/2019	COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

Ireland	14762974.5	03/14/2014	2967066	10/23/2019	COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

Italy	14762974.5	03/14/2014	2967066	10/23/2019	COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

Australia	2014233363	03/14/2014	2014233363	10/12/2017	COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

Australia	2017235953	03/14/2014			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

Brazil	1120150237533	03/14/2014			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

Canada	2,903,871	03/14/2014			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

China	201480028572.9	03/14/2014	105307498	04/16/2019	COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

China	201910221542.4	03/14/2014			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

Israel	240786	03/14/2014	240786	11/01/2019	COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

India	9436/DELNP/2015	03/14/2014			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

Indonesia	P00201506598	03/14/2014			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

Israel	267997	03/14/2014			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

Japan	2016-503207	03/14/2014	6,572,201	08/16/2019	COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

Japan	2019-147238	03/14/2014	6865254	04/07/2021	COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

Japan	2021-64106	03/14/2014			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

Korea	10-2015-7029411	03/14/2014			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

Malaysia	PI 2015002288	03/14/2014	MY-171945-A	11/08/2019	COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

Malaysia	PI2019000040	03/14/2014			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

Mexico	MX/a/2015/011131	03/14/2014	371382	01/28/2020	COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

Mexico	MX/a/2020/001060	03/14/2014			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

New Zealand	712694	03/14/2014			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

New Zealand	750667	03/14/2014			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

Philippines	1-2015-502153	03/14/2014	1-2015-502153	11/12/2019	COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

Philippines	1-2019-502018	03/14/2014			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

Singapore	11201507131W	03/14/2014			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

South Africa	2015/07387	03/14/2014			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

South Africa	2020/00522	03/14/2014			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

Thailand	1501005287	03/14/2014			COMPOSITIONS, FORMULATIONS AND METHODS FOR TREATING OCULAR DISEASES

United States	61/953,680	03/14/2014			HPTP-BETA INHIBITORS

United States	14/657,276	03/14/2014	9,994,560	06/12/2018	HPTP-BETA INHIBITORS

United States	15/972,863	05/07/2018	10,858,354	12/08/2020	HPTP-BETA INHIBITORS

United States	17/062,098	10/02/2020			HPTP-BETA INHIBITORS

WO	PCT/US2015/020425	03/13/2015			HPTP-BETA INHIBITORS

Europe	15760687.2	03/13/2015			HPTP-BETA INHIBITORS

China	201580026210.0	03/13/2015			HPTP-BETA INHIBITORS

Japan	2016-556997	3/13/2015	6483148	02/22/2019	HPTP-BETA INHIBITORS

Japan	2018-246712	3/13/2015	6661744	02/14/2020	HPTP-BETA INHIBITORS

Japan	2019-77696	04/16/2019			HPTP-BETA INHIBITORS

United States	62/034,695	08/07/2014			COMBINATION OF IMMUNOTHERAPIES WITH ACTIVATORS OF TIE-2

United States	14/819,871	08/06/2015	9,539,245	01/10/2017	COMBINATION OF IMMUNOTHERAPIES WITH ACTIVATORS OF TIE-2

United States	15/365,186	11/30/2016			COMBINATION OF IMMUNOTHERAPIES WITH ACTIVATORS OF TIE-2

WO	PCT/US2015/044030	08/06/2015			COMBINATION OF IMMUNOTHERAPIES WITH ACTIVATORS OF TIE-2

United States	62/019,002	06/30/2014			METHODS OF TREATING SEXUAL DISORDERS WITH ACTIVATORS OF TIE-2

United States	62/190,871	07/10/2015			METHODS OF TREATING SEXUAL DISORDERS WITH ACTIVATORS OF TIE-2

United States	62/361,703	07/13/2016			METHODS OF TREATING SEXUAL DISORDERS WITH ACTIVATORS OF TIE-2

United States	62/222,481	09/23/2015			METHODS OF TREATING INTRAOCULAR PRESSURE WITH ACTIVATORS OF TIE-2

United States	15/273,068	09/22/2016	10,952,992	03/23/2021	METHODS OF TREATING INTRAOCULAR PRESSURE WITH ACTIVATORS OF TIE-2

United States	17/150,430	01/15/2021			METHODS OF TREATING INTRAOCULAR PRESSURE WITH ACTIVATORS OF TIE-2

WO	PCT/US2016/053107	09/22/2016			METHODS OF TREATING INTRAOCULAR PRESSURE WITH ACTIVATORS OF TIE-2

Europe	16849594.3	09/22/2016			METHODS OF TREATING INTRAOCULAR PRESSURE WITH ACTIVATORS OF TIE-2

Australia	2016326510	09/22/2016			METHODS OF TREATING INTRAOCULAR PRESSURE WITH ACTIVATORS OF TIE-2

Brazil	1120180054992	09/22/2016			METHODS OF TREATING INTRAOCULAR PRESSURE WITH ACTIVATORS OF TIE-2

Canada	2,998,673	09/22/2016			METHODS OF TREATING INTRAOCULAR PRESSURE WITH ACTIVATORS OF TIE-2

China	201680068508.2	09/22/2016			METHODS OF TREATING INTRAOCULAR PRESSURE WITH ACTIVATORS OF TIE-2

India	201817014284	09/22/2016			METHODS OF TREATING INTRAOCULAR PRESSURE WITH ACTIVATORS OF TIE-2

Indonesia	P00201802937	09/22/2016			METHODS OF TREATING INTRAOCULAR PRESSURE WITH ACTIVATORS OF TIE-2

Israel	258150	09/22/2016			METHODS OF TREATING INTRAOCULAR PRESSURE WITH ACTIVATORS OF TIE-2

Japan	2018-534502	09/22/2016	METHODS OF TREATING INTRAOCULAR PRESSURE WITH ACTIVATORS OF TIE-2

Korea, Republic of	10-2018-7010228	09/22/2016	METHODS OF TREATING INTRAOCULAR PRESSURE WITH ACTIVATORS OF TIE-2

Malaysia	PI2018000423	09/22/2016	METHODS OF TREATING INTRAOCULAR PRESSURE WITH ACTIVATORS OF TIE-2

Mexico	MX/a/2018/003542	09/22/2016	METHODS OF TREATING INTRAOCULAR PRESSURE WITH ACTIVATORS OF TIE-2

New Zealand	740730	09/22/2016	METHODS OF TREATING INTRAOCULAR PRESSURE WITH ACTIVATORS OF TIE-2

Philippines	1-2018-500658	09/22/2016	METHODS OF TREATING INTRAOCULAR PRESSURE WITH ACTIVATORS OF TIE-2

Singapore	11201802402U	09/22/2016	METHODS OF TREATING INTRAOCULAR PRESSURE WITH ACTIVATORS OF TIE-2

Singapore	10201912000W	09/22/2016	METHODS OF TREATING INTRAOCULAR PRESSURE WITH ACTIVATORS OF TIE-2

South Africa	2018/01795	09/22/2016	METHODS OF TREATING INTRAOCULAR PRESSURE WITH ACTIVATORS OF TIE-2

United States	62/635,102	02/26/2018	METHODS OF TREATING DIABETIC NEPHROPATHY USING HPTPB INHIBITORS

United States	62/790,646	01/10/2019	METHODS OF TREATING DIABETIC NEPHROPATHY USING HPTPB INHIBITORS

United States	16/284,349	02/25/2019	METHODS OF TREATING DIABETIC NEPHROPATHY USING HPTPB INHIBITORS

United States	17/130,687	12/22/2020	METHODS OF TREATING DIABETIC NEPHROPATHY USING HPTPB INHIBITORS

WO	PCT/US2019/019366	02/25/2019	METHODS OF TREATING DIABETIC NEPHROPATHY USING HPTPB INHIBITORS

Europe	19756688.8	02/25/2019	METHODS OF TREATING DIABETIC NEPHROPATHY USING HPTPB INHIBITORS

Japan	2020-567452	02/25/2019	METHODS OF TREATING DIABETIC NEPHROPATHY USING HPTPB INHIBITORS

United States	62/835,626	04/18/2019	METHODS OF TREATING HYPERTENSION WITH ACTIVATORS OF TIE-2

United States	62/840,655	04/30/2019	METHODS OF TREATING PULMONARY HYPERTENSION USING TIE-2 ACTIVATORS

United States	16/850,613	04/16/2020	METHODS OF TREATING HYPERTENSION WITH ACTIVATORS OF TIE-2

WO	PCT/US2020/028577	04/16/2020	METHODS OF TREATING HYPERTENSION WITH ACTIVATORS OF TIE-2

United States	62/865,653	06/24/2019	FORMULATIONS OF TIE-2 ACTIVATORS AND METHODS OF USE THEREOF

United States	63/009,083	04/13/2020	FORMULATIONS OF TIE-2 ACTIVATORS AND METHODS OF USE THEREOF

United States	16/908,996	06/23/2020	FORMULATIONS OF TIE-2 ACTIVATORS AND METHODS OF USE THEREOF

United Kingdom	2009592.3	06/23/2020	FORMULATIONS OF TIE-2 ACTIVATORS AND METHODS OF USE THEREOF

United States	62/927,233	10/29/2019	SMALL MOLECULE ACTIVATORS OF TIE-2

United States	17/082,612	10/28/2020	SMALL MOLECULE ACTIVATORS OF TIE-2

WO	PCT/US2020/057641	10/28/2020	SMALL MOLECULE ACTIVATORS OF TIE-2

United States	62/840,068	04/29/2019	TIE-2 ACTIVATORS TARGETING SCHLEMM’S CANAL

United States	16/860,347	04/28/2020	TIE-2 ACTIVATORS TARGETING SCHLEMM’S CANAL

WO	PCT/US2020/030224	04/28/2020	TIE-2 ACTIVATORS TARGETING THE SCHLEMM’S CANAL

United States	62/958,348	01/08/2020	COMBINATIONS OF TIE-2 ACTIVATORS AND PROSTAGLANDINS AND USES THEREOF

United States	63/089,144	10/08/2020	COMBINATIONS OF TIE-2 ACTIVATORS AND PROSTAGLANDINS AND USES THEREOF

United States	17/143,394	01/07/2021	COMBINATIONS OF TIE-2 ACTIVATORS AND PROSTAGLANDINS AND USES THEREOF

WO	PCT/US2021/012407	01/07/2021	COMBINATIONS OF TIE-2 ACTIVATORS AND PROSTAGLANDINS AND USES THEREOF

United States	63/127,412	12/18/2020	DOSAGE FORMS OF TIE-2 ACTIVATORS

United States	63/127,411	12/18/2020	METHODS FOR MANUFACTURE OF SMALL ACTIVATORS OF TIE-2

United States	63/028,317	05/21/2020	METHODS OF TREATING ACUTE RESPIRATORY DISTRESS SYNDROME WITH ACTIVATORS OF TIE-2

WO	PCT/US2021/033495	05/20/2021	METHODS OF TREATING ACUTE RESPIRATORY DISTRESS SYNDROME WITH ACTIVATORS OF TIE-2

Group 2

Country	Application No.	Filing Date	Patent No.	Patent Date	Title
United States	60/790,506	04/07/2006			ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA)

United States	60/798,896	05/09/2006			ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA)

United States	11/784,094	04/05/2007	7,973,142	07/05/2011	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA)

United States	15/430,100	02/10/2017	9,926,367	03/27/2018	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

United States	15/894,442	02/12/2018			ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

United States	16/696,212	11/26/2019			ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

United States	16/784,970	02/07/2020			ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE beta (HPTPbeta) AND USES THEREOF

United States	13/115,180	05/25/2011	8,524,235	09/03/2013	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA)

United States	13/958,990	08/05/2013			ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA)

WO	PCT/ IB2007/051239	04/05/2007			ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA)

Europe	07735408.2	04/05/2007			ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Europe	11155518.1	04/05/2007	2371865	07/12/2017	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Europe	17169315.3	04/05/2017	3252079	07/29/2020	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

United Arab Emirates	978/2008	04/05/2007			ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Austria	11155518.1	04/05/2007	2371865	07/12/2017	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Australia	2007237096	04/05/2007	2007237096	12/20/2012	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Belgium	11155518.1	04/05/2007	2371865	07/12/2017	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Brazil	PI 0710645-9	04/05/2007			ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Canada	2,648,284	04/05/2007	2,648,284	08/16/2016	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Switzerland	11155518.1	04/05/2007	2371865	07/12/2017	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

China	200780011778.0	04/05/2007	ZL 200780011778.0	08/31/2016	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

China	201610648805.6	04/05/2007			ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Colombia	08-105786	04/05/2007	4311	08/24/2012	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Germany	602007051642.0	04/05/2007	2371865	07/12/2017	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Germany	602007060503.2	04/05/2017	3252079	07/29/2020	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Denmark	11155518.1	04/05/2007	2371865	07/12/2017	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Egypt	1612/2008	04/05/2007			ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Spain	11155518.1	04/05/2007	2371865	07/12/2017	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Spain	17169315.3	04/05/2017	3252079	07/29/2020	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Finland	11155518.1	04/05/2007	2371865	07/12/2017	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

France	11155518.1	04/05/2007	2371865	07/12/2017	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

France	17169315.3	04/05/2017	3252079	07/29/2020	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

United Kingdom	11155518.1	04/05/2007	2371865	07/12/2017	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

United Kingdom	17169315.3	04/05/2017	3252079	07/29/2020	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Indonesia	W00200803006	04/05/2007	IDP000051812	07/10/2018	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Ireland	11155518.1	04/05/2007	2371865	07/12/2017	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Israel	194550	04/05/2007	194550	10/01/2015	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Israel	239320	04/05/2007	239320	05/01/2019	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Israel	263755	04/05/2007			ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

India	8043/DELNP/2008	04/05/2007	271047	01/29/2016	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Italy	11155518.1	04/05/2007	2371865	07/12/2017	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Italy	17169315.3	04/05/2017	3252079	07/29/2020	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Japan	2009-503719	04/05/2007	5166398	12/28/2012	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Japan	2012-223157	04/05/2007			ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Japan	2015-107275	04/05/2007			ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Japan	2016-226664	04/05/2007	6395791	09/07/2018	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Japan	2017-131042	04/05/2007			ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Japan	2018-246735	04/05/2007			ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Korea	10-2008-7026944	04/05/2007			ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Korea	10-2011-7024995	04/05/2007			ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Korea	10-2013-7022106	04/05/2007	1482483	01/07/2015	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Morocco	PV/31325	04/05/2007	30353	04/01/2009	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Mexico	MX/a/2008/012991	04/05/2007	295062	01/23/2012	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Malaysia	PI 20080003870	04/05/2007	MY-150400-A	01/15/2014	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Netherlands	11155518.1	04/05/2007	2371865	07/12/2017	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

New Zealand	571300	04/05/2007	571300	04/02/2012	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Philippines	1-2008-502246	04/05/2007			ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Poland	11155518.1	04/05/2007	2371865	07/12/2017	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Portugal	11155518.1	04/05/2007	2371865	07/12/2017	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Russia	2008138399	04/05/2007	2473565	01/27/2013	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Russia	2011141686	04/05/2007	2494108	09/27/2013	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Sweden	11155518.1	04/05/2007	2371865	07/12/2017	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Singapore	200806979-1	04/05/2007			ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Singapore	201102498-1	04/05/2007	170842	04/09/2015	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

San Marino	P-200800060	04/05/2007	SM-AP-200800060		ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Turkey	11155518.1	04/05/2007	2371865	07/12/2017	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

Vietnam	1-2008-02466	04/05/2007	14457	08/17/2015	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

South Africa	2008/07978	04/05/2007	2008/07978	08/26/2009	ANTIBODIES THAT BIND HUMAN PROTEIN TYROSINE PHOSPHATASE BETA (HPTPBETA) AND USES THEREOF

United States	61/546,708	10/13/2011			TREATMENT OF OCULAR DISEASE

United States	13/652,154	10/15/2012	8,999,325	04/07/2015	TREATMENT OF OCULAR DISEASE

United States	14/627,463	02/20/2015			TREATMENT OF OCULAR DISEASES

United States	15/463,340	03/20/2017	10,329,357	06/25/2019	TREATMENT OF OCULAR DISEASES

United States	16/395,972	04/26/2019			TREATMENT OF OCULAR DISEASES

United States	16/751,824	01/24/2020			TREATMENT OF OCULAR DISEASES

WO	PCT/US2012/060263	10/15/2012			TREATMENT OF OCULAR DISEASE

Europe	12840725.1	10/15/2012	2766044	12/11/2019	TREATMENT OF OCULAR DISEASE

Europe	18202143.6	10/15/2012			TREATMENT OF OCULAR DISEASE

Australia	2012323849	10/15/2012	2012323849	08/03/2017	TREATMENT OF OCULAR DISEASE

Brazil	112014008759-8	10/15/2012			TREATMENT OF OCULAR DISEASE

Canada	2,850,824	10/15/2012			TREATMENT OF OCULAR DISEASE

China	201280054482.8	10/15/2012			TREATMENT OF OCULAR DISEASE

China	201710084072.2	10/15/2012			TREATMENT OF OCULAR DISEASE

Germany	12840725.1	10/15/2012	602012066453.3	12/11/2019	TREATMENT OF OCULAR DISEASE

Spain	12840725.1	10/15/2012	2766044	12/11/2019	TREATMENT OF OCULAR DISEASE

France	12840725.1	10/15/2012	2766044	12/11/2019	TREATMENT OF OCULAR DISEASE

United Kingdom	12840725.1	10/15/2012	2766044	12/11/2019	TREATMENT OF OCULAR DISEASE

Hong Kong	15101784.1	10/15/2012			TREATMENT OF OCULAR DISEASE

Hong Kong	15101828.9	10/15/2012			TREATMENT OF OCULAR DISEASE

Ireland	12840725.1	10/15/2012	2766044	12/11/2019	TREATMENT OF OCULAR DISEASE

Italy	12840725.1	10/15/2012	2766044	12/11/2019	TREATMENT OF OCULAR DISEASE

Japan	2014-535978	10/15/2012			TREATMENT OF OCULAR DISEASE

Japan	2016-178592	10/15/2012	6259503	12/15/2017	TREATMENT OF OCULAR DISEASE

Japan	2016-178593	10/15/2012			TREATMENT OF OCULAR DISEASE

Japan	2018-103592	10/15/2012			TREATMENT OF OCULAR DISEASE

Japan	2018-103593	10/15/2012			TREATMENT OF OCULAR DISEASE

Mexico	MX/a/2014/004449	10/15/2012	347226	04/19/2017	TREATMENT OF OCULAR DISEASE

New Zealand	623275	10/15/2012	623275	08/30/2016	TREATMENT OF OCULAR DISEASE

United States	61/546,697	10/13/2011			METHODS FOR TREATING VASCULAR LEAK SYNDROME AND CANCER

United States	61/546,748	10/13/2011			METHODS FOR TREATING VASCULAR LEAK SYNDROME AND CANCER

United States	13/652,203	10/15/2012			METHODS FOR TREATING VASCULAR LEAK SYNDROME AND CANCER

United States	15/438,218	02/21/2017	10,150,811	12/11/2018	METHODS FOR TREATING VASCULAR LEAK SYNDROME AND CANCER

United States	16/168,060	10/23/2018	10,815,300	10/27/2020	METHODS FOR TREATING VASCULAR LEAK SYNDROME AND CANCER

United States	17/027,034	09/21/2020			METHODS FOR TREATING VASCULAR LEAK SYNDROME AND CANCER

WO	PCT/US2012/060273	10/15/2012			METHODS FOR TREATING VASCULAR LEAK SYNDROME AND CANCER

Europe	12840220.3	10/15/2012			METHODS FOR TREATING VASCULAR LEAK SYNDROME AND CANCER

Europe	18201774.9	10/15/2012			METHODS FOR TREATING VASCULAR LEAK SYNDROME AND CANCER

Australia	2012323856	10/15/2012	2012323856	09/07/2017	METHODS FOR TREATING VASCULAR LEAK SYNDROME AND CANCER

Brazil	112014008819-5	10/15/2012			METHODS FOR TREATING VASCULAR LEAK SYNDROME AND CANCER

Canada	2,850,830	10/15/2012			METHODS FOR TREATING VASCULAR LEAK SYNDROME AND CANCER

China	201280052307.5	10/15/2012			METHODS FOR TREATING VASCULAR LEAK SYNDROME AND CANCER

China	201910768287.5	10/15/2012			METHODS FOR TREATING VASCULAR LEAK SYNDROME AND CANCER

Hong Kong	15101641.4	10/15/2012			METHODS FOR TREATING VASCULAR LEAK SYNDROME AND CANCER

Japan	2014-535979	10/15/2012			METHODS FOR TREATING VASCULAR LEAK SYNDROME AND CANCER

Japan	2017-130652	10/15/2012			METHODS FOR TREATING VASCULAR LEAK SYNDROME AND CANCER

Japan	2017-143622	07/25/2017			METHODS FOR TREATING VASCULAR LEAK SYNDROME AND CANCER

Japan	2019-87483	10/15/2012	6706367	05/19/2020	METHODS FOR TREATING VASCULAR LEAK SYNDROME AND CANCER

Japan	2019-115666	10/15/2012			METHODS FOR TREATING VASCULAR LEAK SYNDROME AND CANCER

Mexico	MX/a/2014/004448	10/15/2012	363351	03/20/2019	METHODS FOR TREATING VASCULAR LEAK SYNDROME AND CANCER

Mexico	MX/a/2019/002983	10/15/2012			METHODS FOR TREATING VASCULAR LEAK SYNDROME AND CANCER

New Zealand	623283	10/15/2012	623283	08/30/2016	METHODS FOR TREATING VASCULAR LEAK SYNDROME AND CANCER

United States	62/054,752	24-Sep-2014			VE-PTP EXTRACELLULAR DOMAIN ANTIBODIES DELIVERED BY A GENE THERAPY

United States	14/862,948	09/23/2015			VE-PTP EXTRACELLULAR DOMAIN ANTIBODIES DELIVERED BY A GENE THERAPY

United States	15/815,097	11/16/2017			VE-PTP EXTRACELLULAR DOMAIN ANTIBODIES DELIVERED BY A GENE THERAPY

WO	PCT/US2015/051719	09/23/2015			VE-PTP EXTRACELLULAR DOMAIN ANTIBODIES DELIVERED BY A GENE THERAPY

United States	62/364,381	07/20/2016			HUMANIZED MONOCLONAL ANTIBODY THAT TARGETS VE-PTP

United States	62/377,072	08/19/2016			HUMANIZED MONOCLONAL ANTIBODY THAT TARGETS VE-PTP

United States	15/654,289	07/19/2017	10,253,094	04/09/2019	HUMANIZED MONOCLONAL ANTIBODY THAT TARGETS VE-PTP (HPTP-Beta)

United States	16/180,850	11/05/2018	10,604,569	03/31/2020	HUMANIZED MONOCLONAL ANTIBODIES THAT TARGET VE-PTP (HPTP-Beta)

United States	16/180,854	11/05/2018	10,597,452	03/24/2020	HUMANIZED MONOCLONAL ANTIBODIES THAT TARGET VE-PTP (HPTP-Beta)

United States	16/775,860	01/29/2020			HUMANIZED MONOCLONAL ANTIBODIES THAT TARGET VE-PTP (HPTP-Beta)

United States	16/851,420	04/17/2020			HUMANIZED MONOCLONAL ANTIBODIES THAT TARGET VE-PTP (HPTP-Beta)

Europe	17831790.5	07/19/2017			HUMANIZED MONOCLONAL ANTIBODY THAT TARGETS VE-PTP

WO	PCT/US2017/042855	07/19/2017			HUMANIZED MONOCLONAL ANTIBODY THAT TARGETS VE-PTP

Australia	2017299581	07/19/2017			HUMANIZED MONOCLONAL ANTIBODY THAT TARGETS VE-PTP

Brazil	1120190012060	07/19/2017			HUMANIZED MONOCLONAL ANTIBODY THAT TARGETS VE-PTP

Canada	3,030,298	07/19/2017			HUMANIZED MONOCLONAL ANTIBODY THAT TARGETS VE-PTP

China	201780057896.9	07/19/2017	HUMANIZED MONOCLONAL ANTIBODY THAT TARGETS VE-PTP

Indonesia	PID201900449	07/19/2017	HUMANIZED MONOCLONAL ANTIBODY THAT TARGETS VE-PTP

Israel	263936	07/19/2017	HUMANIZED MONOCLONAL ANTIBODY THAT TARGETS VE-PTP

India	201817049429	07/19/2017	HUMANIZED MONOCLONAL ANTIBODY THAT TARGETS VE-PTP

Japan	2019-502696	07/19/2017	HUMANIZED MONOCLONAL ANTIBODY THAT TARGETS VE-PTP

Japan	2020-120521	07/19/2017	HUMANIZED MONOCLONAL ANTIBODY THAT TARGETS VE-PTP (HPTP-ß)

Korea	10-2019-7002479	07/19/2017	HUMANIZED MONOCLONAL ANTIBODY THAT TARGETS VE-PTP

Mexico	MX/a/2019/000727	07/19/2017	HUMANIZED MONOCLONAL ANTIBODY THAT TARGETS VE-PTP

Malaysia	PI2019000120	07/19/2017	HUMANIZED MONOCLONAL ANTIBODY THAT TARGETS VE-PTP

New Zealand	749494	07/19/2017	HUMANIZED MONOCLONAL ANTIBODY THAT TARGETS VE-PTP

Philippines	1-2019-500145	07/19/2017	HUMANIZED MONOCLONAL ANTIBODY THAT TARGETS VE-PTP

Singapore	11201900464T	07/19/2017	HUMANIZED MONOCLONAL ANTIBODY THAT TARGETS VE-PTP

Singapore	10201912556V	07/19/2017	HUMANIZED MONOCLONAL ANTIBODY THAT TARGETS VE-PTP

South Africa	2019/00368	07/19/2017	HUMANIZED MONOCLONAL ANTIBODY THAT TARGETS VE-PTP

South Africa	2020/01991	07/19/2017	HUMANIZED MONOCLONAL ANTIBODIES THAT TARGET VE-PTP (HPTP-ß)

Group 3

Country	Application No.	Filing Date	Patent No.	Patent Date	Title
United States	62/735,331	09/24/2018			BISPECIFIC ANTIBODIES THAT TARGET VE-PTP (HPTP-B) AND VEGF

United States	62/832,461	04/11/2019			MULTISPECIFIC ANTIBODIES THAT TARGET HPTP-B (VE-PTP) AND VEGF

United States	16/579,078	09/23/2019	10,894,824	01/19/2021	MULTISPECIFIC ANTIBODIES THAT TARGET HPTP-B (VE-PTP) AND VEGF

United States	17/117,993	12/10/2020			MULTISPECIFIC ANTIBODIES THAT TARGET HPTP-B (VE-PTP) AND VEGF

WO	PCT/US2019/052405	09/23/2019			MULTISPECIFIC ANTIBODIES THAT TARGET HPTP-B (VE-PTP) AND VEGF

Europe	19867311.3	09/23/2019			MULTISPECIFIC ANTIBODIES THAT TARGET HPTP-B (VE-PTP) AND VEGF

China	201980077336.9	09/23/2019			MULTISPECIFIC ANTIBODIES THAT TARGET HPTP-B (VE-PTP) AND VEGF

Japan	2021-516373	09/23/2019			MULTISPECIFIC ANTIBODIES THAT TARGET HPTP-ß (VE-PTP) AND VEGF

EXHIBIT C

MATERIALS

[Omitted pursuant to Item 601(a)(5) of Regulation S-K]

EXHIBIT D

PATENT ASSIGNMENT

[Omitted pursuant to Item 601(a)(5) of Regulation S-K]

EXHIBIT E

JOINT ESCROW INSTRUCTIONS

[Omitted pursuant to Item 601(a)(5) of Regulation S-K]

EXHIBIT F-1

IND TRANSFER LETTER (#1)

[Omitted pursuant to Item 601(a)(5) of Regulation S-K]

EXHIBIT F-2

IND TRANSFER LETTER (#2)

[Omitted pursuant to Item 601(a)(5) of Regulation S-K]